united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1650 Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC, 80 Arkay Drive Suite 10, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: (631) 470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/16

Item 1. Reports to Stockholders.

Copeland
Risk Managed
Dividend Growth Fund

Copeland
International Risk Managed
Dividend Growth Fund

Annual Report
November 30, 2016

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Copeland Risk Managed Dividend Growth Fund Annual Report

November 30, 2016

Dear Fellow Shareholders:

Copeland Capital Management is pleased to review the performance of the Risk Managed Dividend Growth Fund from December 1, 2015 through November 30, 2016. Please note that all of the statistics that follow are based on the Fund’s fiscal year-end on November 30.

During the twelve month period, the Fund delivered a 0.5% return versus the 8.1% advance posted by the S&P 500 Index. The positive return registered by the broader index masks repeated bouts of market turmoil observed over the past year. During the first quarter of 2016, a China-centric global growth scare drove the market down 10.3% through mid-February. The Fund fell a far more muted 2.1% over the same time period, reflective of our defensive positioning and the inherently less volatile nature of dividend growth stocks. Similarly, during the “Brexit” decline in late June the market retreated 5.3% while the Fund posted a positive return of 0.4%. Fund performance during these downward spikes provides a valuable reminder of the potential benefits of our risk managed approach to dividend growth investing. As a reminder, the Fund will only own dividend growth stocks in sectors rated positively by our quantitative signaling system, in an effort to prioritize the preservation of capital when the risk of a major decline in equities appears to us to be very high. While recent downturns have proven to be fleeting, our strong performance during these periods of market stress gives us confidence that the Fund is well situated to navigate a more protracted market downturn. Since inception in December of 2010, the Fund has delivered an average annualized rate of return of 7.0% while demonstrating far less volatility than the broader market as manifested by our beta of 0.60 relative to the S&P 500 Index.

During the past year, our significant defensive position in cash was the primary reason for our more muted performance than the benchmark. The Fund began the year fully invested across the Consumer Discretionary, Consumer Staples, Technology and Utilities sectors of the market. At the close of calendar 2015, the Fund eliminated exposure to the Consumer Discretionary sector and initiated a 25% cash weighting. The newly established cash position proved propitious as the S&P 500 Index retreated 5.1% in the opening month of 2016. The drawdown triggered a sell signal in our proprietary algorithm for the Technology sector and as such we eliminated our dividend growth Technology stock holdings at the close of January and, given the dearth of investable market sectors, expanded the Fund’s cash position to 50%. From the close of January until the end of August the Fund maintained a 50% cash position with the balance of investments spread across the Utilities and Consumer Staples sectors of the market. During this time, despite sharp but brief market declines in early February and on the heels of the Brexit vote in June, the S&P 500 Index advanced 13.5%. While our defensive shift proved unnecessary, we remain committed to our primary goal of principal preservation and will continue to attempt to avoid major market declines even if it means we do not capture 100% of the market rallies over time.

Reflective of the more solid market footing, the Fund eliminated the cash allocation at the close of August and finished the fiscal year fully invested across all nine sectors of the market. Our current positioning has allowed the Fund to participate in the post-election rally and we believe leaves us well situated to realize further gains in 2017 should the equity markets continue to move higher.

Both our overweight position and our stock selection in the Utilities sector of the market bolstered Fund performance. Our weighting in the Utilities sector averaged 18% during the period, well above the roughly 6% stake held in the benchmark, as the sector was one of the few to avoid a significant downtrend during the period. The outsized exposure provided a tailwind to Fund performance as our holdings in this typically staid market segment returned over 14% on average. UGI Corp (UGI) was the top performing holding, advancing over 31% during the year. Subsidiary UGI International grew operating income by 83% in fiscal year 2016. Results were bolstered by the recent acquisition of French propane distributor Finagaz which nearly doubled UGI’s retail distribution business in France. Looking to 2017, the company recently guided towards robust earnings growth of 12% to 19%. UGI has increased its dividend in each of the last 29 years.

On the downside, both our overweight position and our stock selection in the Consumer Staples sector were a drag on Fund performance during the year. Fund holding Kroger (KR) was the worst performer in the Fund, falling over 22% during the period. For just the third time in the past 30 years, it appears that Kroger is being impacted by food price deflation which is a drag upon both sales and earnings growth. Kroger’s management has stated that it believes that we are in the middle of a deflationary cycle which, in past instances, have ranged between three and five quarters in length. While Kroger continues to target 8% to 11% long-term earnings growth and a growing dividend, the company acknowledged that near term results will fall in the lower end of this range until deflationary pressures abate. At present the Fund has eliminated its position in Kroger shares.

The equity market has rallied sharply of late on the heels of the presidential election. It appears to us that optimism around more growth friendly fiscal policy, the potential for corporate tax reform and expectations for a more relaxed regulatory environment have rekindled investor optimism.

Looking forward, we believe that tightening monetary policy, a doubling in oil prices from their lows, and potential inflationary pressures are likely to provide a decided headwind to the currently ebullient market climate. In our opinion, the recent market rally, which has been largely fueled by an expansion in price-to-earnings ratios, may come under pressure in such a scenario. Importantly, our fundamental investment approach is unchanged. We remain intent upon finding companies which generate strong and growing cash flows, led by management teams committed to returning this cash to shareholders in the form of steady and growing dividend streams.

We thank you for the confidence you have placed in Copeland and for your investment in the Risk Managed Dividend Growth Fund.

November 30, 2016

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland

Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

NLD Review Code: 1024-NLD-1/18/2017

Copeland International Risk Managed Dividend Growth Fund Annual Report

November 30, 2016

Dear Fellow Shareholders:

Copeland Capital Management is pleased to review the performance of the Copeland International Risk Managed Dividend Growth Fund from December 1, 2015 through November 30, 2016. Please note that all of the statistics that follow are based on the Fund’s fiscal year-end on November 30.

During a year characterized by above-average volatility and negative returns overall for non-US equities, the Copeland International Risk Managed Dividend Growth Fund delivered a return of -9.1% for the fiscal year ended November 30, 2016. This result trailed the -2.3% return over the comparable period posted by the MSCI World ex-US Index, the Fund’s benchmark. All of the shortfall relative to the benchmark occurred in the latter half of 2016, immediately following “Brexit” in the United Kingdom, when British citizens voted to leave the European Union.

Beginning in July, a substantial rotation took place in foreign markets away from dividend-growth oriented stocks in favor of more cyclical, value-oriented equities. For example, the Vanguard International Dividend Appreciation ETF (VIGI) trailed the MSCI World ex-US Index by over 8 percentage points from June 30th to November 30th, recording a -5.7% return compared to a 2.6% gain by the MSCI benchmark. This style rotation in the market, which boosted the relative performance of stocks likely to benefit from higher interest rates and inflation, accounted for the vast majority of the Fund’s underperformance during the Fund’s fiscal year. A moderate degree of the Fund’s shortfall in the period was attributable to difficult stock selection within a few specific segments of the market.

From a sector perspective, Fund results relative to the MSCI benchmark were most challenging in the Industrials, Health Care, and Consumer Staples segments of the market. Within Industrials, a position in Capita (CPI:London) in the United Kingdom was the biggest negative contributor to performance. A leading provider of corporate/government outsourcing to UK institutions, the company was severely impacted by the uncertain decision-making climate following the mid-year Brexit vote to leave membership in the European Union. The Fund suffered from an overweight exposure to Health Care stocks, the worst performing of all market sectors during the past year owing to heightened political pressure on pharmaceutical prices. The overweighting was attributable to the Fund’s risk management approach, which utilizes Copeland’s quantitative sector signals to set Fund sector weightings. As a reminder, the Fund will only own dividend growth stocks in sectors rated positively by the signals, in an effort to prioritize the preservation of capital when the risk of a major decline in equities appears to us to be very high. Historically a bastion of dividend growth, the Fund’s Health Care positions performed broadly in line with this sector’s overall negative performance. Consumer Staples was the other main hindrance to the Fund during the fiscal year, with stock selection among the Fund’s holdings unable to keep pace with the overall sector during the time period.

Positive contributors to the Fund over the twelve months ended November 30, 2016 included asset allocation, as well as performance within the Consumer Discretionary and Financial segments of the market. Early in 2016, up to 50% cash was held in the Fund due to the extremely limited number of favorable sector signals. Accordingly, the Fund benefited significantly from its cash allocation during the sharp market sell-off overseas in January and February. By mid-summer, the Fund was back to a fully invested position. Positive stock selection among Consumer Discretionary holdings provided a boost to Fund performance during the fiscal year, with a position in the UK’s Betfair (BET:London) especially noteworthy, which had been acquired at a sizable premium by a European competitor early in 2016. Results within Financials were the other contributor to Fund results. Successful implementation of Copeland’s sector signals were particularly beneficial in this area of the markets; “sell” signal during the first half of 2016 resulted in no exposure to Financials, one of the worst performing groups during that time frame. A return to a “buy” signal later in the summer led to healthy exposure to the recovery in the sector in the latter part of the year, when investors began to anticipate rising bond yields, which would benefit banks in particular.

Looking to 2017 and beyond, we remain as committed as ever to the Fund’s investment strategy, which is to target investments in companies with the potential to sustainably grow dividends at an above- average rate. While macroeconomic developments during 2016 pose as many threats as opportunities to long-term investors, Copeland is confident that the Fund’s approach to foreign-equity investing will provide Fund shareholders with favorable risk-adjusted returns over time.

Thank you for your support of the Copeland International Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The MSCI World ex-US® Index measures the performance of global equity markets, excluding the United States.

NLD Review Code: 1025-NLD-1/18/2017

Copeland Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 28, 2010* through November 30, 2016

Performance of a $10,000 Investment (as of November 30, 2016)

Average Annualized				Since	Since	Since
Total Returns as of	One Year	Three	Five	Inception	Inception	Inception
November 30, 2016		Year	Year	Class A*	Class C*	Class I*
Copeland Risk Managed Dividend Growth Fund:
Class A
Without sales charge	0.49%	1.24%	8.00%	7.10%	—	—
With sales charge+	(5.31)%	(0.74)%	6.73%	6.04%	—	—
Class C	(0.30)%	0.50%	N/A	—	7.26%	—
Class I	0.67%	1.45%	N/A	—	—	6.21%
S&P 500 Index	8.06%	9.07%	14.45%	12.26%	14.08%	12.74%
Russell 3000	8.31%	8.68%	14.41%	12.06%	14.10%	12.58%

*	Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012. Class I commenced operations March 1, 2013.

+	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Domestic Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 1.49%, 2.25%, and 1.25%,for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.46%, 2.21%, and 1.25%, for Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2018, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland International Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 17, 2012* through November 30, 2016

Performance of a $10,000 Investment (as of November 30, 2016)

Average Annualized
Total Returns as of			Since
November 30, 2016	One Year	Three Year	Inception*
Copeland International Risk Managed Dividend Growth Fund:
Class A
Without sales charge	(9.07)%	(3.36)%	(0.16)%
With sales charge+	(14.32)%	(5.25)%	(1.65)%
Class C	(9.73)%	(4.11)%	(0.88)%
Class I	(8.97)%	(3.27)%	(0.07)%
MSCI ACW ex US Index (net)	(0.03)%	(2.31)%	1.87%
MSCI World ex US Index (net)**	(2.29)%	(2.15)%	3.06%

*	The Fund commenced operations December 17, 2012.

**	Effective September 30, 2016 the portfolio management team determined that the MSCI World ex US Index (net) better reflects the universe of potential stocks for inclusion in the Fund and therefore has changed the primary reporting benchmark for the Fund.

+	Adjusted for initial maximum sales charge of 5.75%.

The MSCI All Country World ex US (net) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The MSCI World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding holdings in the United States and is net any withholding taxes. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The International Fund’s gross annual operating expense ratio, as stated in the current prospectus is 2.06%, 2.82%, and 1.91%, for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.62%, 2.37%, and 1.47% for its Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2018, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.60%, 2.35%, and 1.45% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland Risk Managed Dividend Growth Fund

PORTFOLIO OF INVESTMENTS

November 30, 2016

Shares	Security	Market Value

	COMMON STOCK - 99.8%
	AEROSPACE & DEFENSE - 7.0%
21,656	Boeing Co.	$3,260,527
47,328	Harris Corp.	4,901,288
40,341	HEICO Corp.	3,166,769
12,000	Lockheed Martin Corp.	3,183,000
		14,511,584
	AGRICULTURE - 2.2%
71,526	Altria Group, Inc.	4,572,657

	BANKS - 2.2%
93,224	Bank of the Ozarks, Inc.	4,523,228

	BEVERAGES - 2.1%
49,530	Dr Pepper Snapple Group, Inc.	4,296,232

	BIOTECHNOLOGY - 1.4%
19,771	Amgen, Inc.	2,848,408

	CHEMICALS - 3.4%
22,619	International Flavors & Fragrances, Inc.	2,738,030
4,091	NewMarket Corp.	1,711,715
9,481	Sherwin-Williams Co.	2,547,260
		6,997,005
	COMMERCIAL SERVICES - 2.5%
21,592	Ecolab, Inc.	2,520,434
22,582	Equifax, Inc.	2,584,510
		5,104,944
	COMPUTERS - 2.8%
52,254	Apple, Inc.	5,775,112

	DISTRIBUTION/WHOLESALE - 2.6%
59,259	Core-Mark Holding Co, Inc.	2,163,546
32,992	Pool Corp.	3,319,325
		5,482,871
	DIVERSIFIED FINANCIAL SERVICES - 7.5%
6,283	BlackRock, Inc.	2,329,674
71,721	Discover Financial Services	4,860,532
42,506	Mastercard, Inc.	4,344,113
52,263	Visa, Inc.	4,040,975
		15,575,294
	ELECTRIC - 3.4%
54,436	Fortis, Inc.	1,621,104
24,329	NextEra Energy, Inc.	2,779,102
49,923	WEC Energy Group, Inc.	2,796,187
		7,196,393
	FOOD - 1.4%
83,974	Hormel Foods Corp.	2,875,270

	GAS - 1.4%
63,832	UGI Corp.	2,859,674

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares	Security	Market Value

	HAND/MACHINE TOOLS - 1.0%
12,678	Snap-on, Inc.	$2,119,762

	HEALTHCARE PRODUCTS - 3.3%
17,553	CR Bard, Inc.	3,695,784
44,316	Medtronic PLC	3,235,511
		6,931,295
	HEALTHCARE SERVICES - 4.5%
46,720	Quest Diagnostics, Inc.	4,086,131
33,945	UnitedHealth Group, Inc.	5,374,172
		9,460,303
	HOUSEHOLD PRODUCTS/WARES - 2.1%
97,600	Church & Dwight Co, Inc.	4,273,904

	INSURANCE - 3.9%
58,113	Allstate Corp.	4,063,261
32,000	Chubb Ltd	4,096,000
		8,159,261
	LODGING - 1.2%
34,809	Wyndham Worldwide Corp.	2,505,900

	MACHINERY DIVERSIFIED - 2.3%
18,315	Nordson Corp.	1,954,760
21,481	Rockwell Automation, Inc.	2,872,225
		4,826,985
	MEDIA - 4.2%
62,265	Comcast Corp.	4,328,040
44,559	Walt Disney Co.	4,416,688
		8,744,728
	OIL & GAS - 2.0%
24,032	Exxon Mobil Corp.	2,097,994
26,018	Phillips 66	2,161,575
		4,259,569
	PHARMACEUTICALS - 3.6%
47,783	AmerisourceBergen Corp.	3,726,596
73,117	Zoetis, Inc.	3,683,634
		7,410,230
	PIPELINES - 2.0%
41,224	Enbridge, Inc.	1,733,057
60,696	Spectra Energy Corp.	2,485,501
		4,218,558
	REAL ESTATE INVESTMENT TRUSTS - 4.6%
45,769	American Tower Corp.	4,680,796
81,795	Omega Healthcare Investors, Inc.	2,409,681
69,035	Tanger Factory Outlet Centers, Inc.	2,379,636
		9,470,113

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares	Security	Market Value

	RETAIL - 10.2%
37,745	Casey’s General Stores, Inc.	$4,546,385
24,245	Costco Wholesale Corp.	3,639,417
32,072	Home Depot, Inc.	4,150,117
64,164	Ross Stores, Inc.	4,336,845
76,547	Starbucks Corp.	4,437,430
		21,110,194
	SEMICONDUCTORS - 4.0%
26,123	Broadcom Ltd.	4,453,710
53,382	Texas Instruments, Inc.	3,946,531
		8,400,241
	SOFTWARE - 7.3%
59,705	Broadridge Financial Solutions Inc	3,865,302
39,672	Intuit, Inc.	4,509,913
40,420	Jack Henry & Associates, Inc.	3,493,905
44,154	j2 Global, Inc.	3,245,761
		15,114,881
	TELECOMMUNICATIONS - 2.3%
59,850	Motorola Solutions, Inc.	4,802,963

	TRANSPORTATION - 1.4%
43,783	Canadian National Railway Co.	2,926,018

	TOTAL COMMON STOCK (Cost - $200,704,422)	207,353,577

	SHORT-TERM INVESTMENT - 1.2%
2,526,358	Federated Treasury Obligations Fund -Institutional Class, 0.18% +	$2,526,358
	TOTAL SHORT-TERM INVESTMENT (Cost - $2,526,358)

	TOTAL INVESTMENTS - 101.0% (Cost - $203,230,780) (a)	$209,879,935
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.0)%	(2,106,796)
	NET ASSETS - 100.00%	$207,773,139

+	Money market fund; Interest rate reflects seven-day effective yield on November 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $203,980,811 and differs from market value by net unrealized appreciation (depreciation) of:

Unrealized appreciation:	$10,981,811
Unrealized depreciation:	(5,082,687)
Net unrealized appreciation:	$5,899,124

Portfolio Composition as of November 30, 2016

Percent of Net Assets
Consumer, Non-Cyclical	22.99%
Energy	22.24%
Technology	14.10%
Consumer, Cyclical	14.01%
Industrial	11.73%
Communications	6.52%
Utilities	4.84%
Basic Materials	3.36%
Short-Term Investments	1.21%
Liabilities in Excess of Other Assets	(1.00)%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund

 PORTFOLIO OF INVESTMENTS

November 30, 2016

Shares	Security	Market Value

	COMMON STOCK - 99.3%
	AEROSPACE/DEFENSE - 2.2%
6,257	Safran SA	$429,823

	AGRICULTURE - 5.5%
6,748	Imperial Brands PLC	288,956
10,385	Japan Tobacco, Inc.	361,487
4,845	Philip Morris International, Inc.	427,717
		1,078,160
	BANKS - 4.3%
33,789	Skandinaviska Enskilda Banken AB	336,189
10,489	Toronto-Dominion Bank	495,899
		832,088
	BUILDING MATERIALS - 2.1%
40,600	Sanwa Holdings Corp	407,421

	CHEMICALS - 2.0%
10,026	Fuchs Petrolub SE	398,313

	COMMERCIAL SERVICES - 6.3%
61,059	Capita PLC	399,777
8,651	Nielsen Holdings PLC	372,858
26,598	RELX PLC	456,248
		1,228,883
	COMPUTERS - 3.9%
3,324	Accenture PLC	396,985
10,570	SCSK Corp	368,988
		765,973
	COSMETICS/PERSONAL CARE - 3.5%
2,251	L’Oreal SA	383,335
3,762	Kose Corp.	305,690
		689,025
	DISTRIBUTION/WHOLESALE - 2.0%
6,802	Wolseley PLC	394,669

	DIVERSIFIED FINANCIAL SERVICES - 7.4%
19,797	Close Brothers Group PLC	336,804
30,000	ORIX Corp.	478,701
8,375	Provident Financial PLC	304,465
9,700	Tokyo Century Corp.	318,990
		1,438,960
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.1%
4,400	Nidec Corp.	401,383

	ENGINEERING & CONSTRUCTION - 1.8%
27,469	Altran Technologies SA	349,916

	FOOD - 4.4%
6,638	Kerry Group PLC	472,333
12,823	Metro, Inc.	390,145
		862,478

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares	Security	Market Value

	FOREST PRODUCTS & PAPER - 2.1%
19,665	Mondi PLC	$401,201

	GAS - 1.9%
14,703	Enagas SA	362,298

	HEALTHCARE-SERVICES - 2.0%
5,432	Fresenius SE & Co. KGaA	390,243

	HOME BUILDERS - 1.9%
24,120	Sekisui Chemical Co. Ltd.	371,059

	INSURANCE - 9.2%
67,249	AIA Group Ltd.	409,477
3,895	Aon PLC	444,420
3,931	Chubb Ltd.	503,168
22,855	Prudential PLC	440,633
		1,797,698
	INTERNET - 2.1%
16,503	Tencent Holdings Ltd.	410,932

	METAL FABRICATE/HARDWARE - 1.4%
6,688	Norma Group SE	265,007

	OIL & GAS - 1.7%
14,897	Caltex Australia Ltd.	331,366

	OIL & GAS SERVICES - 1.9%
35,266	John Wood Group PLC	363,725

	PACKAGING & CONTAINERS - 6.1%
2,274	CCL Industries, Inc.	395,320
5,656	Gerresheimer AG	412,694
9,959	Huhtamaki OYJ	374,754
		1,182,768
	PHARMACEUTICALS - 9.7%
5,961	Kaken Pharmaceutical Co. Ltd.	321,073
4,007	Merck KGaA	401,745
11,107	Novo Nordisk A/S - ADR	373,195
8,667	Shionogi & Co. Ltd.	415,256
10,280	Teva Pharmaceutical Industries Ltd. - ADR	387,556
		1,898,825
	REAL ESTATE - 1.6%
20,702	Hufvudstaden AB	314,594

	RETAIL - 3.8%
9,504	Alimentation Couche-Tard, Inc.	438,162
4,206	Sundrug Co. Ltd.	295,892
		734,054

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares	Security	Market Value

	SEMICONDUCTORS - 2.3%
2,662	Broadcom Ltd.	$453,844

	SOFTWARE - 2.1%
5,407	Dassault Systemes	412,221

	TRANSPORTATION - 2.0%
5,858	Canadian National Railway Co.	391,274

	TOTAL COMMON STOCK (Cost - $21,340,892)	19,358,201

	TOTAL INVESTMENTS - 99.3% (Cost - $21,340,892) (a)	$19,358,201
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%	129,034
	NET ASSETS - 100.00%	$19,487,235

ADR - American Depositary Receipt.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,413,342 and differs from market value by net unrealized appreciation (depreciation) of:

Unrealized appreciation:	$412,862
Unrealized depreciation:	(2,468,003)
Net unrealized depreciation:	$(2,055,141)

Portfolio Composition as of November 30, 2016

Percent of Net Assets
Consumer, Non-Cyclical	31.55%
Financial	22.49%
Industrial	17.59%
Technology	8.37%
Consumer, Cyclical	7.70%
Basic Materials	4.10%
Energy	3.57%
Communications	2.11%
Utilities	1.86%
Other Assets in Excess of Liabilities	0.66%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2016

		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Assets:
Investments, at Cost	$203,230,780	$21,340,892
Investments in Securities, at Market Value	$209,879,935	$19,358,201
Dividends and Interest Receivable	464,707	51,947
Receivable for Securities Sold	—	245,648
Receivable for Fund Shares Sold	56,865	22,578
Prepaid Expenses and Other Assets	55,571	57,369
Total Assets	210,457,078	19,735,743

Liabilities:
Foreign Cash Overdraft (Cost $56,169)	—	56,081
Due to Custodian	—	13,600
Payable for Fund Shares Redeemed	2,345,800	129,266
Payable to Investment Adviser	108,551	957
Accrued Distribution Fees	128,272	12,749
Payable to Related Parties	42,695	6,424
Accrued Expenses and Other Liabilities	58,621	29,431
Total Liabilities	2,683,939	248,508

Net Assets	$207,773,139	$19,487,235

Composition of Net Assets:
At November 30, 2016, Net Assets consisted of:
Paid-in-Capital	$194,376,735	$23,444,941
Undistributed Net Investment Income	1,382,151	17,362
Accumulated Net Realized Gain (Loss) From Security and Foreign Currency Transactions	5,365,129	(1,989,346)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	6,649,124	(1,985,722)
Net Assets	$207,773,139	$19,487,235

The accompanying notes are an integral part of these financial statements.

Copeland Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
November 30, 2016

		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Class A Shares:
Net Assets	$82,164,735	$5,321,938
Shares Outstanding (no par value; unlimited number of shares authorized)	6,696,510	535,808

Net Asset Value and Redemption Price Per Share*	$12.27	$9.93
Offering Price Per Share (NAV/0.9425) Includes a Maximum Sales Charge of 5.75%	$13.02	$10.54

Class C Shares:
Net Assets	$43,858,655	$3,602,605
Shares Outstanding (no par value; unlimited number of shares authorized)	3,651,753	373,257

Net Asset Value, Offering Price and Redemption Price Per Share*	$12.01	$9.65

Class I Shares:
Net Assets	$81,749,749	$10,562,692
Shares Outstanding (no par value; unlimited number of shares authorized)	6,680,656	1,060,166

Net Asset Value, Offering Price and Redemption Price Per Share*	$12.24	$9.96

*	The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Funds’ minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2016

		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Investment Income:
Dividend Income (Less $9,382 and $35,667 Foreign Taxes Withholding, respectively)	$4,962,046	$577,609
Interest Income	269,718	10,550
Total Investment Income	5,231,764	588,159

Expenses:
Investment Advisory Fees	3,642,182	300,090
Distribution Fees - Class C	596,917	65,335
Distribution Fees - Class A	318,867	22,858
Administration Fees	235,861	14,327
Shareholder Servicing Fees- Class I	174,884	10,057
Non-Rule 12B-1 Shareholder Service Fees	129,318	24,198
Trustees’ Fees	170,563	24,125
Transfer Agent Fees	129,990	16,597
Legal Fees	85,720	3,145
Chief Compliance Officer Fees	82,522	6,308
Custody Fees	80,347	12,200
Fund Accounting Fees	74,947	33,504
Printing Expenses	60,999	10,301
Registration & Filing Fees	60,501	42,499
Insurance Expense	32,102	2,255
Audit Fees	17,500	16,044
Sub-Transfer Agent Fees
Miscellaneous Expenses	7,298	4,802
Total Expenses	5,900,518	608,645
Less: Fees Waived by Adviser	(430,508)	(153,111)
Net Expenses	5,470,010	455,534
Net Investment Income	(238,246)	132,625

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) on:
Security Transactions and FX Loss on Securities	6,986,097	(289,753)
Foreign Currency Transactions	(435)	(20,676)
	6,985,662	(310,429)
Net Change in Unrealized Depreciation on:
Securities	(6,378,380)	(2,282,908)
Foreign Currency Exchange Contracts	(51)	(2,493)
	(6,378,431)	(2,285,401)

Net Realized and Unrealized Gain(Loss) on Investments and Foreign Currency Transactions	607,231	(2,595,830)

Net Increase(Decrease) in Net Assets Resulting From Operations	$368,985	$(2,463,205)

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2016	November 30, 2015
Operations:
Net Investment Income	$(238,246)	$3,818,914
Net Realized Gain on Investments and Foreign Currency Transactions	6,985,662	57,246,340
Net Change in Unrealized Depreciation on Investments	(6,378,431)	(108,627,507)
Net Increase (Decrease) in Net Assets Resulting From Operations	368,985	(47,562,253)

Distributions to Shareholders From:
Net Investment Income
Class A ($0.05 and $0.03 per share, respectively)	(632,302)	(582,684)
Class I ($0.10 and $0.09 per share, respectively)	(1,684,154)	(1,825,816)
	(2,316,456)	(2,408,500)
Net Realized Gains
Class A ($1.13 and $0.84 per share, respectively)	(15,176,594)	(15,589,469)
Class C ($1.13 and $0.84 per share, respectively)	(6,668,143)	(5,002,845)
Class I ($1.13 and $0.84 per share, respectively)	(19,212,728)	(16,828,788)
	(41,057,465)	(37,421,102)
Total Distributions to Shareholders	(43,373,921)	(39,829,602)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (634,675 and 3,491,109 shares, respectively)	7,770,844	51,542,521
Distributions Reinvested (1,209,984 and 1,095,356 shares, respectively)	14,907,005	15,286,930
Cost of Shares Redeemed (9,379,333 and 11,563,481 shares, respectively)	(115,461,439)	(167,295,152)
Redemption Fees	521	6,531
Total Class A Shares	(92,783,069)	(100,459,170)

Class C
Proceeds from Shares Issued (332,752 and 1,533,966 shares, respectively)	4,015,003	22,507,464
Distributions Reinvested (543,922 and 360,867 shares, respectively)	6,608,649	4,948,328
Cost of Shares Redeemed (3,440,793 and 1,551,507 shares, respectively)	(41,653,105)	(21,957,854)
Redemption Fees	269	2,346
Total Class C Shares	(31,029,184)	5,500,284

Class I
Proceeds from Shares Issued (2,799,846 and 6,618,260 shares, respectively)	34,055,204	98,111,650
Distributions Reinvested (1,540,336 and 1,238,904 shares, respectively)	18,899,923	17,235,625
Cost of Shares Redeemed (16,327,393 and 10,112,757 shares, respectively)	(200,505,774)	(145,539,557)
Redemption Fees	14,918	7,857
Total Class I Shares	(147,535,729)	(30,184,425)

Total Beneficial Interest Transactions	(271,347,982)	(125,143,311)

Decrease in Net Assets	(314,352,918)	(212,535,166)

Net Assets:
Beginning of Year	522,126,057	734,661,223
End of Year**	$207,773,139	$522,126,057

**Includes undistributed net investment income of:	$1,382,151	$2,318,646

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2016	November 30, 2015
Operations:
Net Investment Income(Loss)	$132,625	$(82,925)
Net Realized Loss on Investments and Foreign Currency Transactions	(310,429)	(1,513,495)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(2,285,401)	27,779
Net Increase(Decrease) in Net Assets Resulting From Operations	(2,463,205)	(1,568,641)

Distributions to Shareholders From:
Net Investment Income
Class I ($0.01 and $0.00 per share, respectively)	(11,199)	—
Total Distributions to Shareholders	(11,199)	—

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (128,380 and 658,186 shares, respectively)	1,380,425	7,592,808
Cost of Shares Redeemed (798,637 and 1,034,240 shares, respectively)	(8,392,706)	(11,562,906)
Redemption Fees	6	851
Total Class A Shares	(7,012,275)	(3,969,247)

Class C
Proceeds from Shares Issued (103,138 and 315,454 shares, respectively)	1,075,655	3,507,234
Cost of Shares Redeemed (408,488 and 149,751 shares, respectively)	(4,190,660)	(1,663,041)
Redemption Fees	6	395
Total Class C Shares	(3,114,999)	1,844,588

Class I
Proceeds from Shares Issued (520,235 and 911,310 shares, respectively)	5,499,333	10,397,435
Distributions Reinvested (996 and 0 shares, respectively)	10,862	—
Cost of Shares Redeemed (821,371 and 664,108 shares, respectively)	(8,746,255)	(7,500,842)
Redemption Fees	6	749
Total Class I Shares	(3,236,054)	2,897,342

Total Beneficial Interest Transactions	(13,363,328)	772,683

Decrease in Net Assets	(15,837,732)	(795,958)

Net Assets:
Beginning of Year	35,324,967	36,120,925
End of Year**	$19,487,235	$35,324,967

**Includes accumulated net investment income (loss) of:	$17,362	$(87,023)

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012

Net Asset Value, Beginning of Year	$13.38	$15.31	$14.20	$10.99	$10.18
Increase From Operations:
Net investment income (a)	—	0.08	0.07	0.10	0.14
Net gain(loss) from securities (both realized and unrealized)	0.07	(1.14)	1.47	3.17	0.77
Total from operations	0.07	(1.06)	1.54	3.27	0.91
Distributions to shareholders from:
Net investment income	(0.05)	(0.03)	(0.07)	(0.04)	(0.10)
Net realized gains	(1.13)	(0.84)	(0.36)	(0.02)	—
Total distributions	(1.18)	(0.87)	(0.43)	(0.06)	(0.10)
Redemption fees (b)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year	$12.27	$13.38	$15.31	$14.20	$10.99
Total Return (c)	0.49%	(7.08)%	11.14%	29.87%	9.01%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$82,165	$190,458	$324,664	$443,822	$293,049
Ratio of expenses to average net assets:
before reimbursement	1.62%	1.48%	1.46%	1.55%	1.57%
net of reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	0.01%	0.57%	0.48%	0.81%	1.31%
Portfolio turnover rate	201%	142%	44%	39%	139%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Year	Year	Year	Year		Period
	Ended	Ended	Ended	Ended		Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013		November 30, 2012 *

Net Asset Value, Beginning of Period	$13.17	$15.16	$14.10	$10.96		$10.23
Increase From Operations:
Net investment income (loss) (a)	(0.09)	(0.03)	(0.04)	0.01		0.07
Net gain(loss) from securities (both realized and unrealized)	0.06	(1.12)	1.47	3.15		0.72
Total from operations	(0.03)	(1.15)	1.43	3.16		0.79
Distributions to shareholders from:
Net investment income	—	—	(0.01)	(0.00	) (e)	(0.06)
Net realized gains	(1.13)	(0.84)	(0.36)	(0.02)		—
Total distributions	(1.13)	(0.84)	(0.37)	(0.02)		(0.06)
Redemption fees (b)	0.00	0.00	0.00	0.00		0.00
Net Asset Value, End of Period	$12.01	$13.17	$15.16	$14.10		$10.96
Total Return (c)	(0.30)%	(7.74)%	10.36%	28.89%		7.77	% (d)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$43,859	$81,851	$89,017	$52,399		$24,459
Ratio of expenses to average net assets:
before reimbursement	2.38%	2.24%	2.21%	2.30%		2.34	% (e)
net of reimbursement	2.20%	2.20%	2.20%	2.20%		2.20	% (e)
Ratio of net investment income(loss) to average net assets	(0.74)%	(0.21)%	(0.27)%	0.06%		0.70	% (e)
Portfolio turnover rate	201%	142%	44%	39%		139	% (d)

*	Class C commenced operations on January 5, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$13.38	$15.34	$14.22	$11.89
Increase From Operations:
Net investment income (a)	0.01	0.11	0.13	0.09
Net gain(loss) from securities (both realized and unrealized)	0.08	(1.14)	1.44	2.29
Total from operations	0.09	(1.03)	1.57	2.38
Distributions to shareholders from:
Net investment income	(0.10)	(0.09)	(0.09)	(0.03)
Net realized gains	(1.13)	(0.84)	(0.36)	(0.02)
Total distributions	(1.23)	(0.93)	(0.45)	(0.05)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	—
Net Asset Value, End of Period	$12.24	$13.38	$15.34	$14.22
Total Return (c)	0.67%	(6.87)%	11.38%	20.04	% (d)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$81,750	$249,817	$320,981	$6,704
Ratio of expenses to average net assets:
before reimbursement	1.37%	1.24%	1.24%	1.30	% (e)
net of reimbursement	1.30%	1.24%	1.24%	1.30	% (e)
Ratio of net investment income to average net assets	0.11%	0.76%	0.63%	1.06	% (e)
Portfolio turnover rate	201%	142%	44%	39	% (d)

*	Class I commenced operations on March 1, 2013.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$10.92	$11.28	$11.01	$10.00
Increase From Operations:
Net investment income (loss) (a)	0.08	(0.02)	0.06	0.04
Net gain(loss) from securities (both realized and unrealized)	(1.07)	(0.34)	0.22	0.97
Total from operations	(0.99)	(0.36)	0.28	1.01
Distributions to shareholders from:
Net realized gains	—	—	(0.01)	—
Total distributions	—	—	(0.01)	—
Redemption fees (b)	0.00	0.00	0.00	0.00
Net Asset Value, End of Period	$9.93	$10.92	$11.28	$11.01
Total Return (c)	(9.07)%	(3.19)%	2.51%	10.10	% (d)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5,322	$13,169	$17,840	$8,116
Ratio of expenses to average net assets:
before reimbursement	2.14%	2.04%	2.33%	7.74	% (e)
net of reimbursement	1.60%	1.60%	1.60%	1.60	% (e)
Ratio of net investment income(loss) to average net assets	0.72%	(0.21)%	0.48%	0.36	% (e)
Portfolio turnover rate	180%	323%	211%	68	% (d)

*	Class A commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advise absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$10.69	$11.12	$10.95	$10.00
Increase From Operations:
Net investment income (loss) (a)	(0.03)	(0.10)	(0.04)	(0.03)
Net gain(loss) from securities (both realized and unrealized)	(1.01)	(0.33)	0.22	0.98
Total from operations	(1.04)	(0.43)	0.18	0.95
Distributions to shareholders from:
Net realized gains	—	—	(0.01)	—
Total distributions	—	—	(0.01)	—
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	—
Net Asset Value, End of Period	$9.65	$10.69	$11.12	$10.95
Total Return (c)	(9.73)%	(3.87)%	1.61%	9.50	% (d)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,603	$7,254	$5,706	$1,708
Ratio of expenses to average net assets:
before reimbursement	2.89%	2.80%	3.08%	8.49	% (e)
net of reimbursement	2.35%	2.35%	2.35%	2.35	% (e)
Ratio of net investment income(loss) to average net assets	(0.28)%	(0.88)%	(0.27)%	(0.39	)% (e)
Portfolio turnover rate	180%	323%	211%	68	% (d)

*	Class C commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advise absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$10.95	$11.30	$11.02	$10.00
Increase From Operations:
Net investment income (a)	0.08	0.01	0.06	0.06
Net gain(loss) from securities (both realized and unrealized)	(1.06)	(0.36)	0.23	0.96
Total from operations	(0.98)	(0.35)	0.29	1.02
Distributions to shareholders from:
Net investment income	(0.01)	—	—	—
Net realized gains	—	—	(0.01)	—
Total distributions	(0.01)	—	(0.01)	—
Redemption fees (b)	0.00	0.00	0.00	0.00
Net Asset Value, End of Period	$9.96	$10.95	$11.30	$11.02
Total Return (c)	(8.97)%	(3.10)	2.60%	10.20	% (d)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$10,563	$14,902	$12,575	$847
Ratio of expenses to average net assets:
before reimbursement	2.04%	1.89%	2.18%	17.85	% (e)
net of reimbursement	1.45%	1.45%	1.45%	1.45	% (e)
Ratio of net investment income to average net assets	0.79%	0.05%	0.63%	0.59	% (e)
Portfolio turnover rate	180%	323%	211%	68	% (d)

*	Class I commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advise absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

1.	ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”) and Copeland International Risk Managed Dividend Growth Fund (the “International Fund”) are diversified series of Copeland Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a statutory trust on September 10, 2010, under the laws of the State of Delaware. The investment objective of each fund is to seek long-term capital appreciation and income while preserving capital in declining markets.

The Domestic and International Funds currently offer Class A, Class C and Class I shares. The Domestic Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. The International Fund’s Class A, Class C and Class I shares commenced operations on December 17, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

SECURITY VALUATION

The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the last mean on the primary exchange. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. (The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.)

The Funds utilize various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2016 for the Funds’ assets measured at fair value:

Copeland Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$207,353,577	$—	$—	$207,353,577
Short-term Investment	2,526,358	—	—	2,526,358
Total:	$209,879,935	$—	$—	$209,879,935

Copeland International Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$2,911,375	$16,446,826	$—	$19,358,201
Total:	$2,911,375	$16,446,826	$—	$19,358,201

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Securities in which the International Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). In order to capture the developments that occur between the close of the foreign markets and 4:00 p.m. ET, the International Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. The assets valued at fair value are reflected as level 2 assets in the table above.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

FEDERAL INCOME TAXES

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2013-2015) or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS

As foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to eliminate ongoing foreign currency exchange rate risks. As foreign securities are sold, the foreign currency proceeds are typically repatriated into US dollars. Any realized gains and losses between trade date and settlement date from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the year ended November 30, 2016, the Domestic Fund and International Fund had net realized losses of $435 and $20,676 on forward currency contracts, respectively.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

EXPENSES

Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

INDEMNIFICATION

The Trust indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

ADVISORY FEE

Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”). Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% and 1.10% for the Domestic Fund and the International Fund respectively, of the average daily net assets of each Fund. For the period ended November 30, 2016, the Adviser earned advisory fees of $3,642,182 and $300,090 for the Domestic Fund and International Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of each Fund, at least until March 31, 2018, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the Domestic Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, and 1.60%, 2.35% and 1.45% of the International Fund’s average daily net assets for Class A, Class C and Class I shares, respectively. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to a Fund to the extent that the Funds expense ratio falls below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation in effect at the time of the deferral and at the time of repayment. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the period ended November 30, 2016, the Adviser waived fees/reimbursed expenses of $430,508 and $153,111 for the Domestic Fund and the International Fund, respectively.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

As of November 30, 2016, the cumulative expenses subject to recapture amounted to $636,859 and $477,098 for the Domestic Fund and the International Fund, respectively, and will expire on November 30 of the years indicated below:

Copeland Risk Managed Dividend Growth Fund

2017	2018	2019
$71,834	$134,517	$430,508

Copeland International Risk Managed Dividend Growth Fund

2017	2018	2019
$169,931	$154,056	$153,111

DISTRIBUTOR

The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1.00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended November 30, 2016, the 12b-1 fees accrued amounted to $318,867 and $596,917 for the Domestic Fund, $22,858 and $65,335 for the International Fund for Class A and Class C shares, respectively.

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund. The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. For the year ended November 30, 2016, the Domestic Fund paid $174,884 in fees and the International Fund paid $10,057 in fees associated with the Shareholder Service Plan. The Funds’ Class A and Class C shares may also pay broker-dealers or other financial intermediaries for shareholder support services and/or administrative services based on the aggregate net asset value of the Class A and Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers.

The Adviser may enter into selling agreements or shareholder service agreements with broker-dealers and other financial intermediaries. Under those agreements, the Adviser pays such entities based on the aggregate net asset value of the Class A shares, Class C shares and Class I shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers. The Adviser may then recover from the Distributor all or a portion of the amounts paid by the Adviser to such broker-dealers or financial intermediaries under the Plan with respect to the Class A and Class C shares and under the Shareholder Service Plan for the Class I shares.

The Distributor acts as the Funds principal underwriter in a continuous public offering of the Funds shares. For the year ended November 30, 2016, the Distributor received $67,495 in underwriting commissions for sales of Class A shares of the Domestic Fund, of which $9,592 was retained by the principal underwriter or other affiliated broker-dealers and $6,246 in underwriting commissions for sales of Class A shares of the International Fund of which $868 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

GEMINI FUND SERVICES, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

NORTHERN LIGHTS COMPLIANCE SERVICES, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provided a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust through March 31, 2016. Under the terms of such agreement, NLCS received fees from the Funds. Effective March 28, 2016, the Adviser is providing a Chief Compliance Officer to the Trust as well as related compliance services. The Adviser charges an annual fee of $100,000 to the Trust for these services.

BLU GIANT, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

TRUSTEE

Each Trustee who is not affiliated with the Trust or Adviser receives (i) a base annual retainer of $27,000, (ii) $17,000 for attendance at four regularly scheduled Board meetings, (iii) $2,000 for attendance at each regularly scheduled Audit Committee meeting, (iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board receives an additional $11,000 per year. The foregoing compensation is paid in quarterly payments.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust except for the CCO, a portion of whose salary is by the Trust for compliance services.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended November 30, 2016 amounted to $504,944,008 and $723,749,306 respectively for the Domestic Fund, and $37,816,422 and $34,084,633 respectively for the International Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2016 and November 30, 2015 was as follows:

For the year ended November 30, 2016:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Domestic Fund	$2,318,646	$41,055,275	$—	$43,373,921
International Fund	11,199	—	—	11,199

For the year ended November 30, 2015:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Domestic Fund	$2,940,828	$36,888,774	$—	$39,829,602
International Fund	—	—	—	—

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Domestic Fund	$1,382,151	$6,115,160	$—	$—	$—	$5,899,093	$13,396,404
International Fund	69,598	—	—	(1,969,132)	—	(2,058,172)	(3,957,706)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market on open passive foreign investment companies.

At November 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non- Expiring

	Short-Term	Long-Term	Total
Domestic Fund	$—	$—	$—
International Fund	1,969,132	—	1,969,132

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and tax adjustments related to publicly traded partnerships and passive foreign investment companies, resulted in reclassification for the year ended November 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Domestic Fund	$—	$1,618,207	$(1,618,207)
International Fund	—	(17,041)	17,041

6.	FINANCIAL HIGHLIGHTS

The Funds calculated per share income using the average share method. After giving effect to the net income distributed to shareholders, the balance of the Fund’s performance for the year was attributed to net realized and unrealized gains from securities. For the year ended November 30, 2016, net realized and unrealized gains were $0.07, $0.06, and $0.08 on a per share basis for each of the Class A, Class C and Class I, respectively, for the Domestic Fund and net realized and unrealized losses were $1.07, $1.01 and $1.06 on a per share basis for Class A, Class C and Class I, respectively for the International Fund. Net realized and unrealized gains were $218,770, $102,409 and $303,344 for Class A, Class C and Class I, respectively for the Domestic Fund. Net realized and unrealized losses were $890,780, $636,926 and $1,068,124 for Class A, Class C and Class I, respectively for the International Fund.

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds. For the year ended November 30, 2016, the Domestic Fund assessed $521, $269, and $14,918 in redemption fees for Class A, Class C and Class I shares, respectively and the International Fund assessed $6, $6, and $6 in redemption fees for Class A, Class C, and Class I shares, respectively.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, FASB issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Management has elected to early adopt ASU 2015-07 and the disclosures in Note 2 are presented accordingly.

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Copeland Trust and

Shareholders of

Copeland Risk Managed Dividend Growth Fund and

Copeland International Risk Managed Dividend Growth Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Copeland Risk Managed Dividend Growth Fund and Copeland International Risk Managed Dividend Growth Fund, each a series of shares of Copeland Trust (the “Trust”), as of November 30, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and with respect to Copeland Risk Managed Dividend Growth Fund, the financial highlights for each of the five years in the period then ended, and with respect to Copeland International Risk Managed Dividend Growth Fund, the financial highlights for each of the three years in the period then ended and for the period December 17, 2012 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copeland Risk Managed Dividend Growth Fund and Copeland International Risk Managed Dividend Growth Fund, as of November 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2017

Copeland Trust
DISCLOSURE OF FUND EXPENSES (Unaudited)
November 30, 2016

As a shareholder of the Copeland Risk Managed Dividend Growth Fund, and the Copeland International Risk Managed Dividend Growth Fund, you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
	Beginning	Ending		During the
	Account	Account		Period
	Value	Value	Annualized	(6/1/16 to
	(6/1/16)	(11/30/16)	Expense Ratio	11/30/16)
Actual(a)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$ 997.60	1.45%	$ 7.26
Class C	$1,000.00	$ 993.40	2.20%	$ 10.96
Class I	$1,000.00	$ 998.40	1.30%	$ 6.40
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$ 915.20	1.60%	$ 7.66
Class C	$1,000.00	$ 912.10	2.35%	$ 11.23
Class I	$1,000.00	$ 914.60	1.45%	$ 6.94
Hypothetical(a)
(5% return before expenses)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.74	1.45%	$ 7.33
Class C	$1,000.00	$1,014.00	2.20%	$ 11.08
Class I	$1,000.00	$1,018.50	1.30%	$ 6.56
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.00	1.60%	$ 8.07
Class C	$1,000.00	$1,013.25	2.35%	$ 11.83
Class I	$1,000.00	$1,017.75	1.45%	$ 7.31

(a)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended November 30,2016 (183) divided by the number of days in the fiscal year (366).

Considerations Regarding the Management Agreement

On November 30, 2016, the Board of Trustees of Copeland Trust (the “Trust”), including all of Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the continuance of the Management Agreement between the Trust, on behalf of the Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”), Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), and Copeland Capital Management, LLC (“Copeland”) and the approval of the Management Agreement between the Trust and Copeland with respect to the proposed Copeland SMID Cap Dividend Growth Fund (the “SMID Cap Fund”). The Board reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Trustees’ fiduciary duties, responsibilities and the factors the Trustees should consider in their evaluation of the Management Agreement; and (2) a report and presentation by Copeland that described, among other things: (a) the nature, extent and quality of the services provided or to be provided by Copeland to each Fund and the experience and qualifications of the personnel providing those services and Copeland’s plans to hire additional personnel to support the portfolio management teams; (b) its organizational structure, financial information, level of insurance coverage and Form ADV; (c) its investment process and the strategy of each Fund; (d) its types of clients and assets under management; (e) its brokerage, soft dollar commission and trade allocation policies, including the types of research and services obtained in connection with soft dollar commissions; (f) the investment performance of each existing Fund as compared to its applicable benchmark index, Copeland’s other similarly managed accounts, if any, and relevant peer group and the performance of an account similarly managed as the proposed SMID Cap Fund as compared to its peer group and benchmark index; (g) its advisory fee arrangement with the Domestic Fund as compared to its relevant peer group and Copeland’s other similarly managed clients; (h) its advisory fee arrangement with the International Fund as compared to its relevant peer group; (i) its proposed advisory fee arrangement with the SMID Cap Fund as compared to its relevant peer group; (j) the contractual fee and expense waiver arrangement with each existing Fund and the proposed contractual fee and expense waiver agreement with the SMID Cap Fund; (k) its compliance program to monitor and review investment decisions and to prevent and detect violations of each Fund’s investment policies and limitations, as well as federal securities laws and conflicts of interest assessments, its business continuity and disaster recovery plan and information security system; (l) the costs of the services provided and the profits realized by Copeland from its relationships with each existing Fund and the estimated costs of services and profits with respect to the proposed SMID Cap Fund; and (m) the extent to which economies of scale are relevant as each Fund grows, and whether the fee levels reflect these economies of scale to the benefit of shareholders. The Trustees discussed the written materials and Copeland’s oral presentation, together with information provided to the Trustees over the course of the year. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

The Trustees, including all of the Independent Trustees, reached the following conclusions, among others, regarding Copeland and the Management Agreement. As to the nature, extent and quality of the services provided or to be provided by Copeland to each Fund, its financial condition and the experience and qualifications of the portfolio managers, the Trustees determined that Copeland has the capabilities, resources and personnel necessary to manage each Fund and that they were satisfied with the quality of the services provided by Copeland in advising each existing Fund.

As to the costs of the services provided and the profits realized by Copeland, as discussed at the meeting, the Trustees concluded that they were satisfied that Copeland’s level of profitability from its relationships with the Domestic Fund seemed reasonable. The Trustees concluded that the negative profitability with respect to the International Fund was not a concern given its small asset base and Copeland’s overall financial strength. The Trustees also concluded that the estimated negative profitability with respect to the proposed SMID Cap Fund was not a concern given that it has no operating history and Copeland’s overall financial strength. The Trustees also concluded that the benefits derived by Copeland from managing each existing Fund, including how it uses soft dollars, and the way in which it conducts portfolio transactions and selects brokers, seemed reasonable.

The Board also considered the management fees and expenses of each existing Fund’s Class A shares and the proposed management fee and estimated expenses of the SMID Cap Fund’s Class I Shares. The Board concluded that, based on the information discussed at the meeting, each Fund’s management fee and expenses, taking into account Copeland’s agreement to waive fees and reimburse expenses to limit the expenses of each Fund, were reasonable to the fees and expenses of comparable funds and, with respect to the Domestic Fund and the SMID Cap Fund, Copeland’s similarly managed accounts.

The Board also considered the investment performance of the Domestic Fund and International Fund against their applicable benchmark index, peer group and with respect to the Domestic Fund, similarly managed accounts and the performance of a separately managed account similar to the SMID Cap Fund against its benchmark index and peer group. Based on this information, the Trustees concluded that the performance of each Fund for the periods shown is generally mixed (performance for certain periods was higher than the comparative performance information, and in other cases it was lower).

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate as assets grow. The Trustees considered the current asset levels of the Domestic Fund and the International Fund and the estimated asset level of the SMID Cap Fund for its first year of operations and Copeland’s agreement to waive fees and reimburse expenses as a means to limit each Fund’s expenses and concluded that, at this time, the absence of breakpoints was reasonable.

Based upon the Trustees’ deliberations and evaluation of the information described above, the Trustees, and separately by all of the Independent Trustees, determined that the terms of the Management Agreement were reasonable and fair to each Fund and its shareholders, and voted to renew the Management Agreement with respect to the Domestic and International Funds and to approve the Management Agreement with respect to the SMID Cap Fund.

TRUSTEES AND OFFICERS

The names, year of birth, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, Nebraska 68130. The Statement of Additional Information includes additional information about the Fund’s trustees and is available, without charge, upon request by calling toll-free 1-888-9-COPELAND (1-888-926-7352).

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970–2008).	2	Trustee, Lincoln Variable Insurance Products Trust (85 Portfolios) (2013 – Present) and Lincoln Advisors Trust (6 Portfolios) (2013-2016)
Former Trustee, WT Mutual Fund (12 portfolios) (2008-2011)
Former Board member, Alpha 1 Capital Funds (Hedge Fund) (2 portfolios) (2011-2013)
				Trinity Capital Partners (Advisor) (2009-2012)
Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	CEO, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC (2005– 2008).	2	None.
Stephen J. Kneeley Year of Birth: 1963	Trustee/Indefinite (since 2010)	CEO of Context Asset Management LP (2014-2016); CEO of Spider Management, University of Richmond’s Investment Office (2012-2014); President and CEO, Ardmore Investment Partners (since 2009; 2007–2008; 2004–2006); Senior Partner, Logan Circle Partners (2008–2009); Managing Director, Brandywine Global Investment Management (2006–2007).	2	Chairman of the Board of Trustees, Context Capital Funds (2 portfolios) (since 2014)
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008–2010) and President (2005–2008),PNC Global Investment Servicing.	2	Trustee, Context Capital Funds (2 portfolios) (since 2014) Trustee, FundVantage Trust (36 portfolios) (2009-Present); Director, The Brandywine Fund, Inc. (1 portfolio) and The Brandywine Blue Fund, Inc. (2 portfolios) (2011-2013) 2013)

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009); Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1999–2009).	2	None.
Eric C. Brown Year of Birth: 1969	President /Indefinite (since 2010); Principal Executive Officer (2010 – 2015)	Chief Executive Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2005).	N/A	N/A
Mark W. Giovanniello Year of Birth: 1974	Principal Executive Officer / Indefinite (since 2015); Vice President, Treasurer, Principal Financial Officer (2010–2015)	Chief Investment Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager,Rorer Asset Management, LLC (2006–2009).	N/A	N/A
Steven J. Adams Year of Birth: 1963	Vice-President, Treasurer, Principal Financial Officer / Indefinite (since 2015)	Chief Operating and Financial Officer, Partner, Copeland Capital Management, LLC (since 2015); Chief Financial Officer, AMG Funds (2008–2015).	N/A	N/A
Sofia A Rosala Year of Birth: 1974	Vice President, Chief Compliance Officer, Secretary / Indefinite (since 2016)	General Counsel and Chief Compliance Officer, Copeland Capital Management, LLC (since 2016); U.S. Counsel and Deputy Funds Chief Compliance Officer, Aberdeen Asset Management Inc. (2012-2016). Counsel, Vertex Inc. (2011-2012); Associate-Investment Management Practice Group, Morgan Lewis & Bockius LLP (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Year of Birth: 1969	Assistant Secretary/Indefinite (since 2010)	Senior Vice President – Fund Administration (since 2012) and Vice President (2004-2012), Gemini Fund Services, LLC.	N/A	N/A

*	The term “Fund Complex” refers to the Copeland Trust.

**	Mr. Rorer is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC. Mr. Rorer is also the father-in-law of Eric Brown, the Trust’s President.

PRIVACY notice

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Copeland Trust does not jointly market.

Investment Adviser
Copeland Capital Management, LLC
161 Washington Street, Suite 1325
Conshohocken, PA 19428

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Drinker Biddle & Reath, LLP
Once Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Il 60603

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30, 2016 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-888-9-COPELAND.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Thomas A. Leonard is an “audit committee financial expert,” and he is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2016, the aggregate audit, audit-related, tax and all other fees billed by Tait & Weller for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Copeland Risk Managed Dividend Growth Fund and Copeland International Risk Managed Dividend Growth Fund are shown below. The aggregate tax fees billed by Tait & Weller were rendered for tax compliance, tax advice and tax planning for each fund.

(a)	Audit Fees

2016	$ 27,000
2015	$ 25,500

(b)	Audit-Related Fees

2016	$ 0
2015	$ 0

(c)	Tax Fees

2016	$ 5,500
2015	$ 5,300

(d)	All Other Fees

2016	$ 0
2015	$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation. The above “All Other Fees” were billed for assistance provided to the Registrant with an examination by the Securities and Exchange Commission.

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $5,500

2015 - $5,300

(h)        Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics.

(a)(2) Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Principal Executive Officer

Date 2/9/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Principal Executive Officer

Date 2/9/17

By: /s/ Steven J. Adams

Steven J. Adams, Principal Financial Officer

Date 2/9/17